EXHIBIT 99.1

1606 Corp. Announces Strategic Partnership with GPOPlus to Enhance

AI-Driven Distribution Solutions

Seattle, WA and Las Vegas, NV (February 4, 2025) 1606 Corp. (OTC Pink: CBDW), a leading provider of advanced artificial intelligence (AI) solutions, today announced a new strategic partnership with GPO Plus, Inc. (OTCQB: GPOX), an AI-powered Distributor revolutionizing distribution to gas stations and convenience stores with its innovative technology-driven Direct Store Delivery (DSD) model. Under the terms of a new agreement, 1606 Corp. will provide AI-driven services to enhance the functionality, performance, and capabilities of GPOX’s PRISM+ platform.

GPOX is known for its innovative technology-driven Direct Store Delivery (DSD) model, which leverages AI to optimize inventory management, streamline deliveries, and drive operational excellence for the convenience store and gas station industries. By further integrating advanced AI solutions, GPOX aims to take its PRISM+ platform to the next level, helping its clients make real-time data-driven decisions, improve customer satisfaction, and increase efficiency and profitability.

“We are excited to partner with GPOX to bring the power of AI to the forefront of their distribution platform,” said Austen Lambrecht, CEO of 1606 Corp. “Our AI solutions will further enhance GPOX’s current AI usage to enhance its ability to manage complex logistics, optimize inventory, and deliver valuable insights that will transform the way convenience stores and gas stations operate. This collaboration is a testament to 1606 Corp’s commitment to delivering cutting-edge AI solutions and creating meaningful value for our partners.”

As part of the agreement, 1606 Corp will provide GPOX with the following services:

•	AI Development & Optimization: Tailored AI solutions designed to optimize the machine learning capabilities and performance of the PRISM+ platform.
•	Data Integration & Analytics: Seamless integration of diverse data sources such as IoT sensors, weather data, and satellite imagery to drive actionable insights.
•	Edge Computing: Optimization of AI models and data processing to improve latency and real-time decision-making at the edge.
•	Training & Support: Comprehensive training for GPOX’s team, along with ongoing technical support.
•	Performance Monitoring & Optimization: Continuous monitoring and enhancement of AI models to ensure maximum efficiency.

GPOX’s commitment to revolutionizing distribution aligns with 1606 Corp.’s vision of harnessing AI to solve complex, real-world problems. Together, the two companies will work to redefine the future of the gas station and convenience store supply chain, driving better service, efficiency, and customer outcomes.

Brett H. Pojunis, CEO of GPOX, added, “Our PRISM+ platform has been a game-changer for our distribution business, but we know we’ve only scratched the surface with what AI can offer. The possibilities AI presents are endless, and this partnership with 1606 Corp. is about discovering how we can reach new heights in operational performance and data-driven decision-making. I’m genuinely excited about the fresh perspectives and solutions they’ll bring to the table to find new ways to benefit our clients and partners.”

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The agreement takes effect immediately, and the development and implementation of the AI solutions are underway. Both companies are enthusiastic about the partnership's potential and the transformative impact it will have on the distribution industry.

For more information about 1606 Corp. and its AI-driven solutions, please visit cbdw.ai and for more on GPOX visit GPOPlus.com

About 1606 Corp.

1606 Corp. stands at the forefront of technological innovation, particularly in AI Chatbots. Our mission is to revolutionize customer service, addressing the most significant challenges faced by consumers in the digital marketplace. We are dedicated to transforming the IR industry through cutting-edge AI centric solutions, ensuring a seamless and efficient customer experience. As a visionary enterprise, 1606 Corp. equips businesses with the advanced tools they need to excel in the competitive digital landscape. Our commitment to innovation and quality positions us as a leader in the field, driving the industry forward and setting new benchmarks for success and customer satisfaction.

For more information, please visit cbdw.ai.

Industry Information

The global AI market, valued at $428 billion in 2022, is anticipated to reach $2.25 trillion by 2030, with a compound annual growth rate (CAGR) ranging from 33.2% to 38.1%. The sector is expected to employ 97 million individuals by 2025, reflecting its expansive and significant impact. This potential growth presents a compelling opportunity for investors and industry professionals interested in the AI sector.

Forward-Looking Statements

This press release contains “forward-looking statements” that include statements regarding expected financial performance and growth information relating to future events. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond the control of the Company and its officers and managers, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in, or suggested by, the forward-looking statements. Important factors that could cause these differences include, but are not limited to; inability to gain or maintain licenses, reliance on unaudited statements, the Company’s need for additional funding, governmental regulation of the cannabis industry, the impact of competitive products and pricing, the demand for the Company’s products, and other risks that are detailed from time-to-time in the Company’s filings with the United States Securities and Exchange Commission. All statements other than statements of historical fact are statements that could be forward-looking statements. You can typically identify these forward-looking statements through use of words such as “may,” “will,” “can” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential,” and other similar words and expressions of the future. The Company expresses its expectations, beliefs and projections in good faith and believes that its expectations reflected in these forward-looking statements are based on reasonable assumptions. However, there is no assurance that these expectations, beliefs and projections will prove to have been correct. Such statements reflect the current views of the Company with respect to its operations and future events, and are subject to certain risks, uncertainties and assumptions relating to its proposed operations, including the risk factors set forth herein. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, the Company’s actual results may vary significantly from those intended, anticipated, believed, estimated, expected or planned. In light of these risks, uncertainties and assumptions, any favorable forward-looking events discussed herein might not be realized and occur. The Company has no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. For a more detailed description of the risk factors and uncertainties affecting GPO Plus, Inc. GPOX, please refer to the Company’s recent Securities and Exchange Commission filings, which are available at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Company Contacts:

1606 Corp. Investor Contacts:

Austen Lambrecht

CEO, 1606 Corp.

austen@1606corp.com

cbdw.ai

GPOX Shareholder Success Team:

Brett H. Pojunis, CEO

Email: ir@gpoplus.com

Shareholder’s Line: 855.935.GPOX (4769)

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